SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CHEMOKINE THERAPEUTICS CORP.

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CHEMOKINE THERAPEUTICS CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2007

TO THE STOCKHOLDERS OF CHEMOKINE THERAPEUTICS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2007 Annual Meeting”) of Chemokine Therapeutics Corp., a Delaware corporation (the “Company”), will be held on Friday, May 11, 2007, at 2:00 PM Pacific Time at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, Washington 98104, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

To elect six directors to serve on the Company’s board of directors until the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

To amend the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 200,000,000;

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

We describe these matters in more detail in the enclosed proxy statement.  Our board of directors has fixed the close of business on April 2, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2007 Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the 2007 Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the 2007 Annual Meeting.  If you attend the 2007 Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the 2007 Annual Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors, /s/ C. Richard Piazza
C. Richard Piazza
Chief Executive Officer and Chairman of the Board
Vancouver, British Columbia
April 3, 2007

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CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Road, Suite 405

University of British Columbia

Vancouver, British Columbia V6T 1Z3

(604) 822-0301

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2007

The enclosed proxy is solicited on behalf of the board of directors of Chemokine Therapeutics Corp., a Delaware corporation (the “Company” or “Chemokine”), for use at the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) to be held on Friday, May 11, 2007, at 2:00 PM Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The 2007 Annual Meeting will be held at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, Washington 98104.  This proxy statement contains the required information under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.  This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April __, 2007.

GENERAL INFORMATION ABOUT VOTING

Who may attend the meeting?

Attendance at the 2007 Annual Meeting is limited to our stockholders.  Registration will begin at 1:30 PM and each stockholder may be asked to present valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who may vote?

You may vote your shares of common stock if our records show that you owned the shares of record on April 2, 2007.  On April 2, 2007, the record date for determination of stockholders entitled to notice of and to vote at the 2007 Annual Meeting, 42,183,748 shares of our common stock, par value $0.001 per share, were issued and outstanding.  Each share of common stock is entitled to one vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2007 Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.  If the proxy card is properly executed and returned, the individuals named on the proxy card (the proxy holders) will vote your shares in the manner you indicate. If you sign and return the proxy card but do not vote on a proposal, your shares will be voted “FOR” each of the director nominees, “FOR” the proposed increase in our authorized shares of common stock, and with respect to any other business that may come before the meeting, as specified by the named proxies pursuant to discretionary authority granted in the proxy.  In the vote on the election of the director nominees, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the proposal to increase our authorized shares of common stock to 200,000,000 shares, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What if other matters come up at the 2007 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2007 Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares, in their own discretion pursuant to the authority granted in the proxy.

May I change my vote after I return my proxy card?

Yes.  At any time before the vote on a proposal, you may change your vote either by filing with Bashir Jaffer, our Corporate Secretary, at our principal executive offices at 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  You may also revoke your proxy by attending the 2007 Annual Meeting and voting in person.  If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

May I vote in person at the 2007 Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card, you may attend the 2007 Annual Meeting and vote your shares in person if you were a shareholder of record on April 2, 2007.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2007 Annual Meeting, who will separately tabulate “FOR” and “WITHHOLD” with respect to the election of directors and, with respect to proposals other than the election of directors, “FOR” and “AGAINST” votes, abstentions and broker non-votes. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes for the proposal to increase the authorized shares of common stock, but will have no effect on the election of directors.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Broker non-votes are not counted for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

Voting Requirements to Approve Each Proposal.

For the election of directors, the six nominees receiving the largest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors of the Company. There is no cumulative voting for our directors.  The proposal to increase our authorized shares of common stock will be approved if a majority of the outstanding shares entitled to vote thereon at the 2007 Annual Meeting for “FOR” such proposal.  With respect to shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, brokers may exercise discretion to vote such shares on the proposals regarding the election of directors and the increase of the authorized shares of common stock.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting.  Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Who pays for this proxy solicitation?

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.  Except as described above, we do not presently intend to solicit proxies other than by mail.

Which currency is used in this proxy statement?

In this proxy statement, unless otherwise indicated, all dollar amounts and references to “$” are to U.S. dollars and all references to “CDN$” are to Canadian dollars.

MATTERS TO BE CONSIDERED AT 2007 ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of six directors to our board of directors. Proposal No. 2 requests approval of an amendment to our certificate of incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares.  We discuss each of the proposals in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our board of directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his or her successor is duly elected and qualified.  Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of our board of directors’ six nominees below.  Proxies cannot be voted for more than six persons.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.  If any nominee is unable or declines to serve as a director at the time of the 2007 Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy.  Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each nominee named below.

The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position

C. Richard Piazza	59	2001	Chairman of the Board and Chief Executive Officer
Mohammad Azab(2)(3)	51	2006	Director
Michael Evans(1)(3)	47	2004	Director
Matthias C. Kurth(1)(2)	51	2001	Director
Hassan Salari	53	1998	Director
John Osth(1)(2)(3)	60	2003	Director

__________

(1)  Member of the Audit Committee.  The Audit Committee’s financial expert is Michael Evans.

(2)  Member of the Compensation Committee.

(3)  Member of the Nominating and Corporate Governance Committee.

C. Richard Piazza.

Mr. Piazza has been a member of our board of directors since June 2001 and was appointed chairman of the board in March 2006 and Chief Executive Officer in March 2007.  He is currently Managing Director, Investment Banking of Aethena Global, Inc., a healthcare merchant banking firm.  From October 2003 to September 2004, he was the President and CEO of TheraFuse, Inc., a medical device company in La Jolla, California. From April 2002 to May 2003 and from August 1994 to January 2000, he was the President and CEO of VitaGen Inc., a biotechnology company with a focus on liver cell therapy. He was responsible for the development and initiation of clinical trials of that company’s extracorporeal liver assist device. Mr. Piazza, during his appointment with VitaGen, raised over $35 million in venture capital and completed alliances with major healthcare companies. From January 2001 to February 2002, Mr. Piazza was President and CEO of Maxia Pharmaceuticals Inc., a small molecule oncology and metabolic disorders drug discovery company in San Diego, California. Prior to joining VitaGen and Maxia Pharmaceuticals, Mr. Piazza was the President and Chief Executive Officer of Smith and Nephew SoloPak, a leading pharmaceutical and IV therapy company and part of the international $1.7 billion UK Smith & Nephew group. Mr. Piazza has over 30 years of pharmaceutical and biotechnology experience. Mr. Piazza received his Bachelor of Science degree in Economics, his A.A.S. degree in Business, and his Bachelor of Science degree in Speech Pathology from the State University of New York.

Mohammad Azab

Since February 2006, Dr. Azab, QLT Inc’s former Chief Medical Officer and Executive Vice President of Research and Development, has been a member of our board of directors. During his tenure with QLT Inc, Dr. Azab was responsible for preclinical research and development, regulatory affairs, quality assurance, clinical research, medical affairs, pharmaceutical development, and device engineering. Since joining QLT in 1997, he engineered the growth of the development functions at QLT to be a core competency for the company that delivered 5 different NDA submissions for 2 products (PHOTOFRIN and VISUDYNE).  Dr. Azab is currently President & CEO of Intradigm Corporation, a privately owned US biotechnology drug development company. He brings more than 20 years of experience in clinical research and the pharmaceutical industry, including medical management for Sanofi (Sanofi-Avantis) Pharmaceuticals’ oncology program working in France and leadership of the clinical drug development in oncology at Zeneca (Astra-Zeneca) Pharmaceuticals in the company’s R&D headquarters in England. During his career, he managed drug development programs that led to the approval and marketing of seven different new chemical entities in the therapeutic areas of oncology, gastroenterology, urology, and ophthalmology.  Dr. Azab received his medical degree from Cairo University in 1979. He practiced as a medical oncologist and received post-graduate training and degrees from the University of Paris-Sud and the University of Pierre and Marie Curie in France. He has authored more than 100 medical papers and abstracts and is an active member of the American Society of Clinical Oncology, the American Association of Cancer Research, and the European Society of Medical Oncology. Dr. Azab also holds an MBA degree with distinction from the Richard Ivey School of Business, University of Western Ontario.

Michael Evans

Mr. Evans has served as a director since April 2004. He was also interim Chief Financial Officer from April 2004 to June 2004. In 1989, he founded Evans & Evans, Inc., a financial advisory services company. Prior to that, he worked in the venture capital industry in Western Canada for several years. Mr. Evans began his career in marketing and sales with Wang Canada Ltd. in 1983. For the past 17 years, Mr. Evans has been responsible for raising money for numerous clients through private placements, public offerings, and debt issuances. In addition, he has advised on many merger and acquisition transactions and has originated transactions for both purchasers and sellers. Mr. Evans is a principal and director of Evans & Evans, Inc. and oversees the expansion and development of its offices outside of British Columbia.  He also serves as a director of Pacgen Biopharmaceuticals Corporation and as a director of International Water-Guard Industries Inc.  Mr. Evans holds a Bachelor of Business Administration degree from Simon Fraser University, a Masters of Business Administration from the University of Portland, where he graduated with honors, and the professional designations of Chartered Financial Analyst (“CFA”) and Chartered Business Valuator. He is a member of the CFA Institute, the Vancouver Society of Financial Analysts, and the Canadian Institute of Chartered Business Valuators.

Matthias C. Kurth

Since September 2001, Dr. Kurth has been a member of our board of directors. Dr. Kurth is a board-certified neurologist with seven years of industry experience. He is a physician-scientist with broad experience in clinical medicine, biomedical sciences, clinical trials and market focused drug development and currently acts as a consultant to the healthcare industry.  From December 2004 to May 2005, he was Vice President, Medical Affairs of Ceregene, Inc., a biotechnology development company.  From February 2004 to November 2004, Dr. Kurth was Senior Medical Director, BOTOX/Neurology of Allergan Inc., a pharmaceuticals company. From November 2003 to February 2004, he was Therapeutic Area Head of I3 Research, Inc., a clinical research company.  From June 2001 to October 2003, he was Vice President, Medical and Regulatory Affairs of Questcor Pharmaceuticals.  From December 1997 to May 2001, Dr. Kurth served as the Medical Director and Clinical Trials Monitor at Axys Pharmaceuticals, Inc. (“Axys”), La Jolla, California, where he directed the clinical trials of various pharmaceutical products for Axys. Dr. Kurth has participated in four investigational new drug applications and the maintenance of the corresponding documentation required by the U.S. Food and Drug Administration. Dr. Kurth has worked with a multidisciplinary team of clinicians and clinical research organization staff carrying out clinical trials on various drugs targeting asthma, psoriasis, Multiple Sclerosis, inflammatory bowel diseases and cancer. Dr. Kurth has also worked with three other companies designing and implementing their clinical trials (Questcor Pharmaceuticals, Inc. - a generic drug developer, Morphogen Pharmaceuticals, Inc. - a stem cell development company, and Pharsight Inc. - a Mountain View, California company with interest in Alzheimer drugs). Dr. Kurth was also a speaker and consultant to Athena Neurosciences, DuPont Pharma, Hoffmann-LaRoche, Novartis, Pharmacia UpJohn and SmithKline Beecham. Dr. Kurth obtained his M.D. and his Ph.D. from Baylor College of Medicine, Houston, Texas, and his Bachelor of Arts degree in Chemistry and Biochemistry from Rice University.

Hassan Salari

Dr. Salari, an entrepreneur and scientist, has been our President and Chief Scientific Officer and served as a director since July 1998. He is experienced in managing private and public biotechnology companies. Dr. Salari also has served as President of Globe Laboratories Inc., a biotechnology research and development company, since June 2002. Prior to his engagement with us, Dr. Salari founded and built the biotechnology company, Inflazyme Pharmaceuticals Ltd. (IZP.TO). From 1992 to 1998 he had, in his role as President and Chief Executive Officer, the responsibility of managing Inflazyme Pharmaceuticals Ltd.’s business affairs as well as its drug discovery and development program. He negotiated and closed several licensing deals with biotechnology and pharmaceutical companies.  From 1990 to 1998, Dr. Salari was Professor of Medicine at University of British Columbia. He assembled several research teams in the fields of autoimmunity and inflammation. He was also a consultant and advisor to pharmaceutical companies in the United States and Europe. From 1987 to 1990, he was Assistant Professor at University of British Columbia and also served as a consultant to Merck & Co. Inc., Upjohn Co., and Zymogenetics Inc., in the field of novel anti-inflammatory and autoimmune drugs. From 1986 to 1987, he was a research associate in the Department of Medicine at University of British Columbia. He was the lead project investigator in cytokine research and drug development. From 1984 to 1986, he worked as a research associate at the Department of Physiology, Laval University. Dr. Salari carried out research work on the biology of human blood cells and their control by cytokines. In 1982 and 1983, he consulted to a French pharmaceutical corporation (Beafour Ipsen) as a research scientist on the discovery of novel anti-inflammatory drugs. From 1981 to 1982, Dr. Salari worked at the Department of Immunology, McGill University in Montreal as a research associate.  Dr. Salari has a Ph.D. degree from the University of Southampton, United Kingdom, Department of Microbiology (1976-1980). His Ph.D. dissertation investigated the protein chemistry of infectious bacteria. Throughout his academic career, Dr. Salari has published over 150 scientific articles and book chapters on various immunology topics and autoimmune diseases. He has previously obtained six U.S. patents for his pioneering work on the discovery of novel drugs to treat autoimmune diseases: US 06046185; US 05506217; US 05399683; US 05369097; US 05219845 and US 06706701. He is also co-inventor of nine patents issued or patents applied for which are part of our intellectual property.

John Osth

Mr. Osth has been a director since October 2003. He has broad product development experience in the biomedical and bio-device areas with concentration in the areas of immunology, cell biology and clinical diagnostics. Mr. Osth’s executive and operating experience includes marketing, manufacturing, research and development, accounting and business development. Mr. Osth has served as chairman of the board of directors of QuantumCor, Inc., a medical device development company, since 2002, and as General Partner of Desert Trail Consulting, LLC, a medical consulting firm, since 1999.  He is also a member of the board of directors of Miragene Corp. and serves as the chief operating officer of Hematologics, Inc., a medical diagnostics services company.  Mr. Osth formerly served as the president of Baxter Healthcare Corp’s Immunotherapy Division, during which time the division developed an advanced blood separation bio-device, taking the product from design goals to approval to market in Europe in just over two years. This new product allowed the division to take market share leadership, and increase annual revenues from virtually zero in 1993 to almost $20 million in 1997. Mr. Osth led the successful spin-out of the Immunotherapy Division to create Nexell Therapeutics Inc.  Mr. Osth is a member of the Board of the Marrow Foundation, the fundraising arm of the National Marrow Donor Program.  Mr. Osth received his Masters of Business Administration from the University of Chicago, received his Masters of Science in Civil Engineering from the University of Illinois, and received his Bachelor of Science degree in General Engineering from the U.S. Naval Academy.

Board of Directors

Our board of directors is currently composed of six members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders.

Our board of directors held five meetings during 2006.  Each of the then current directors attended or participated in 75% or more of (i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board on which such director served during 2006.

Although we do not have a policy with regard to attendance by members of our board of directors at our annual meeting of stockholders, it is customary for all members of our board of directors to attend. All of our directors were present for our 2006 annual meeting.

Board Committees

Our board of directors has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business.

Audit Committee – Our audit committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The audit committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.  In addition, the committee reviews with our management and its independent auditors financial information that will be provided to stockholders and others, the systems of internal controls which management and our board have established and our audit and financial reporting processes.  The committee operates under a written Audit Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.  Our audit committee met in March 2006 in connection with the audit of our 2005 financial statements, and met three other times in 2006.  The audit committee currently consists of Messrs. Evans and Osth and Dr. Kurth.  Our board of directors has chosen to use the independence standards of the Nasdaq Stock Market to evaluate the independence of its audit committee members.  Our board of directors has determined that all current members of the audit committee are “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market and also meet the additional criteria for independence of audit committee members under the applicable rules of the Exchange Act.  In addition, our board of directors believes that Mr. Evans is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-B.  Mr. Evans is a principal of Evans and Evans Inc., a business valuation and consulting company.  Mr. Evans has extensive experience analyzing and evaluating financial statements, an understanding of generally accepted accounting principles, an understanding of internal control over financial reporting and an understanding of audit committee functions.  Mr. Evans holds a Bachelor of Business Administration degree from Simon Fraser University, a Masters of Business Administration from the University of Portland, where he graduated with honors, and the professional designations of Chartered Financial Analyst (“CFA”) and Chartered Business Valuator.

Compensation Committee – Our compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2004 Stock Option Plan, including the approval of grants under such plan to our employees, consultants and directors.  The committee currently consists of Drs. Azab and Kurth and Mr. Osth, each of whom is not an employee and is otherwise “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market.  The committee held two meetings in 2006.  The committee operates under a written Compensation Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

Nominating and Corporate Governance Committee – Our nominating and corporate governance committee assists our board of directors by identifying individuals qualified to become board members and recommending director nominees for the annual meeting of stockholders; reviews and recommends to our board of directors corporate governance policies; leads our board of directors in its annual review of our board of director’s performance, and recommends board director nominees for each committee. The committee has sole authority to retain and to terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms. The committee actively seeks individuals qualified to become board members and makes recommendations based on experience, expertise and geographical representation.  The committee recommended to our board of directors the nomination of directors for the 2007 Annual Meeting.  The committee currently consists of Messrs. Evans, Osth and Dr. Azab, each of whom is “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market.  The committee held two meetings in 2006.  The committee operates under a written Nominating and Corporate Governance Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

The committee has specified the criteria for nominating individuals to serve as directors and our board of directors has approved the criteria. The criteria the committee employs in selecting board nominees include:

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Directors should have high ethical character, and personal and professional reputations that compliment and enhance the image and standing of our company.

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Directors should be individuals who are directors of companies and leaders of organizations, including scientific, government, educational and other non-profit institutions.

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Directors should be individuals who are (although not necessarily exclusively) recognized as leaders in the fields of pharmaceuticals and biotechnology, particularly those areas of research, development and commercialization undertaken by our company, including those who have received awards and honors in their fields.

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Directors should have varied educational and professional experiences and backgrounds and who, collectively, provide meaningful counsel to management.

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Directors should generally not serve on the board of directors of more than five publicly traded companies and should have sufficient time to devote to their duties as directors of our company.

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Directors should understand the duties required of directors to the stockholders of our company.

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At least two-thirds of the directors should be "independent" under the applicable rules and regulations of the Securities and Exchange Commission and as defined by the applicable rules of the Nasdaq Stock Market.

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Directors should not have any real or apparent conflicts of interest in serving as a director of our company.

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Each director should have the ability to exercise sound, independent business judgment.

The nominating and corporate governance committee applies the same criteria to all nominees for the board of directors irrespective of the source of such nominee.

The nominating and corporate governance committee will consider recommendations for nominees to our board of directors submitted by stockholders.  Those candidates must be highly qualified exhibiting the experience and expertise required of our board of director’s own pool of candidates and interest in Chemokine’s businesses, and also the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board of directors. Candidates should represent the interests of all stockholders and not those of a special interest group.  Stockholders who wish the committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Nominating and Corporate Governance Committee in care of Bashir Jaffer, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

Stockholder Communications with our Board of Directors

Stockholders may contact our board of directors through written communication sent by certified mail to Board of Directors c/o Bashir Jaffer, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.  Our Corporate Secretary will forward all correspondence to our board of directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.  From time to time our board of directors may change the process by which stockholders may communicate with our board of directors. Such changes will be posted to our website at www.chemokine.net.

Code of Ethics

We have adopted a code of ethics that applies to our executive officers and senior financial and accounting officers.  A copy of our Code of Ethics can be found under the “Investor Information – Corporate Governance” section of our website at www.chemokine.net.  The information on our website is not incorporated by reference in this proxy statement.  If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to our chief executive officer or chief financial officer, we will disclose the nature of such amendment or waiver on our website or in a Report on Form 8-K or quarterly or annual report under the Securities and Exchange Act of 1934, as amended.

Board Compensation

The following table provides information for our fiscal year ended December 31, 2006 regarding all plan and non-plan compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal 2006. Other than as set forth in the table and the narrative that follows it, to date we have not paid any fees to or reimbursed any expenses of our directors, made any equity or non-equity awards to directors, or paid any other compensation to directors.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

C. Richard Piazza	18,250	-	2,750	-	-	-	21,000
Mohammad Azab	12,500	-	7,150	-	-	-	19,650
Michael Evans	16,750	-	2,200	-	-	-	18,950
Matthias C. Kurth	13,250	-	1,650	-	-	-	14,900
John Osth	16,750	-	2,200	-	-	-	18,950

________

(1)

For the directors listed above, the number of stock options outstanding as at December 31, 2006 were:

C. Richard Piazza	75,000
Mohammad Azab	65,000
Michael Evans	170,000
Matthias C. Kurth	65,000
John Osth	160,000

During the fiscal year ended December 31, 2006, we paid each of our non-employee directors a retainer of $8,000 for his services as a board member.  Non-employee committee chairpersons received an additional $500.  Non-employee board and committee members received $750 for each regularly scheduled meeting attended by telephone conference or in person.  We reimbursed our non-employee directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors.  We anticipate paying similar fees for board and committee participation in 2007.

In addition, we granted to each non-employee board member stock options to purchase 10,000 shares of common stock for serving as a board member and stock options to purchase 5,000 shares of common stock for serving on a board committee.  The exercise price for each of the options granted to our directors is equal to the fair market value per share of common stock on the grant date.  The options will vest and become exercisable as to 4% on the date of grant and 4% every month for 24 months thereafter.  One of the directors appointed during 2006 was granted additional stock options for 50,000 shares on the same terms as outlined above.

Employee directors do not receive any additional compensation for serving as members of our board or any committee of our board. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our 2004 Stock Option Plan.

Vote Required

If a quorum is present, the six nominees receiving the largest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors of the Company. There is no cumulative voting for our directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other practical effect in the election of directors because withhold votes do not represent votes “FOR” a nominee.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the election of each of the nominees named above.

PROPOSAL NO. 2

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are currently authorized under our certificate of incorporation to issue 100,000,000 shares of common stock and 6,000,000 shares of preferred stock, each with $0.001 par value per share.  As of March 6, 2007, we had 42,183,748 shares of common stock outstanding and no shares of preferred stock outstanding.  5,268,100 shares of our common stock are issuable upon exercise of outstanding options and warrants as of March 6, 2007, and an additional 1,651,416 shares of our common stock are currently reserved for issuance under our 2004 Stock Option Plan.

Our board of directors has adopted a resolution authorizing and approving an amendment, subject to stockholder approval, to our certificate of incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 200,000,000.  The proposed amendment will not change the number of authorized preferred stock, the outstanding shares of common stock or the par value of the authorized shares, but will provide the board of directors with the ability to issue additional shares of common stock as it determines to be necessary for proper corporate purposes.  Such corporate purposes might include (a) the need to raise additional capital by issuing additional shares of common stock or granting warrants for the future purchase of common stock; (b) the need to grant additional options to purchase common stock to attract qualified employees and consultants; and (c) the need to issue additional shares of common stock or securities convertible into common stock in connection with strategic corporate transactions, acquisitions, marketing agreements, and other business arrangements. We regularly assess our need to issue our securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.

The additional shares of common stock to be authorized by the proposed amendment to our certificate of incorporation will have rights identical to the issued and outstanding shares of our common stock. Adoption of the proposed amendment and issuance of any additional shares of common stock will not affect the rights of the holders of issued and outstanding shares of common stock, except for effects incidental to increasing the number of shares of common stock outstanding.  The proposed increase in the authorized number of shares of common stock could be deemed to have an anti-takeover effect by discouraging an attempt by a third party to acquire control of the Company.  If our board of directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. The board of directors is not currently aware of any efforts to obtain control of the Company, and the proposal to increase the authorized number of shares of common stock is not in response to any such efforts.

Although we believe that the material provisions of the amendment to the certificate of incorporation are set forth above, reference should be made to the text of the amendment, a copy of which is attached as Appendix A to this proxy statement.

Vote Required

The proposal to amend the Company’s certificate of incorporation to increase the authorized shares of common stock will be approved if a majority of the outstanding shares entitled to vote thereon at the 2007 Annual Meeting vote for “FOR” such proposal.  Abstentions will have the same effect as negative votes for this proposal.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the proposal to amend the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 200,000,000.

OTHER MATTERS

Our board of directors knows of no other business to be presented at the 2007 Annual Meeting. If any other business is properly brought before the 2007 Annual Meeting, the proxy holders will vote the proxies in their own discretion, pursuant to the authority granted in the proxy. You are granting discretionary authority with respect to such other matters by the execution of the enclosed proxy.

MANAGEMENT

The following table sets forth certain information about our executive officers as of April 2, 2007.

Name	Age	Position
C. Richard Piazza	59	Chief Executive Officer and Chairman of the Board
Hassan Salari	53	President, Chief Scientific Officer and Director
Bashir Jaffer	61	Chief Financial Officer and Secretary
Walter Korz	48	Vice President of Drug Development
Guy Ely	54	Chief Medical Officer
Bin Huang	50	Director of IP and Business Development
Don Evans	44	Director of Public Relations

C. Richard Piazza, MA – Chief Executive Officer and Director.  See biographical information above.

Hassan Salari, PhD – President,  Chief Scientific Officer and Director.  See biographical information above.

Bashir Jaffer, CA – Chief Financial Officer.  Bashir Jaffer has served as our Chief Financial Officer since November 2006.  He is a member of the Institute of Chartered Accountants of British Columbia and the Canadian Institute of Chartered Accountants since 1976. He is also a Fellow of the Institute of Chartered Accountants of England & Wales.  Mr. Jaffer brings to Chemokine 30 years of extensive and diverse experience in public practice, entrepreneurial, professional, management and leadership roles in business and with community organizations. Mr. Jaffer was previously Chief Financial Officer of Veridicom International Inc., a publicly traded company in the field of biometric software and hardware development. Prior to that he was the owner and President of a travel management company from 1998 to 2003, and from 1983 to 1998, Mr. Jaffer was a partner at a firm of chartered accountants located in Vancouver, British Columbia.  Mr. Jaffer has previously worked for a public company and an international CA firm in London, UK and also with KPMG (previously Thorne Riddell) and PricewaterhouseCoopers (previously Coopers & Lybrand) in Vancouver. Mr. Jaffer has also served as the Chairman of the Board of Directors of United Way of Canada and also as the Board Chair of the United Way of the Lower Mainland. Currently he serves on the Board of Providence Health Care.

Walter Korz, MBA, HCA – Vice President of Drug Development. Mr. Korz has served as our Vice President of Drug Development since April 2004.  Mr. Korz also served as Director of Drug Development from May 2003 to April 2004.  His multi-disciplinary experience has spanned thirteen years in the biotech sector.  He brings with him a broad drug development background, including outsourcing experience with contract research organizations, central institutional review boards, data safety committees, protocol steering committees, as well as central diagnostic and preclinical/clinical laboratory services.  He has negotiated service provider contracts with ongoing contract administration.  His experience with therapeutic and diagnostic research drugs has spanned various indications including cancer, multiple sclerosis, rheumatoid arthritis, and psoriasis.  He has managed medical studies from the preclinical to the pivotal clinical stages.  Prior to joining us he held the position of Clinical Development Manager with Angiotech Pharmaceuticals, Inc. (NASDAQ:ANPI) from 2000 to 2003.  From 1996 to 2000, Mr. Korz was Manager, Medical Marketing of AltaRex Corp., a biotechnology company, where he was responsible for overseeing the development of therapeutic products in Edmonton and Boston. His initial drug development, clinical and regulatory experiences were gained with Biomira Inc. Mr. Korz received his Diploma in Hospital and Health Care Administration from the University of Saskatchewan and his Diploma in Nuclear Medicine from the Southern Alberta Institute of Technology. Recently Mr. Korz completed his Master of Business Administration from Athabasca University, Centre for Innovative Management.

Guy Ely – Chief Medical Officer. Prior to joining Chemokine, Dr. Ely served as Vice President, Clinical and Medical Affairs at Biomira, Inc., where he supervised the global clinical development of the Company's lead cancer vaccines. As Vice President, Clinical and Medical Affairs at Lorus Therapeutics, Dr. Ely directed the global clinical development of anti-cancer drugs, including leading the Phase III planning of the lead immunotherapeutic compound for pancreatic cancer in Canada and the United States. While serving as Associate Medical Director at SmithKline Beecham Canada, Inc. (now, Glaxo Beecham), he directed all clinical research and development activities, including execution of approximately 50 international clinical trials in Canada. Prior senior posts also included Vice President, Clinical and Medical Affairs at Biochem Therapeutics, Inc., Director, Clinical Research at Abbott Laboratories Canada Inc., Medical Director at Asta Medica, France, Manager of Clinical Investigation and Medical Advisor for Ciba-Geigy Canada, Inc.

Bin Huang, Ph.D, MBA -  Director of IP and Business Development.  Dr. Huang joined Chemokine Therapeutics in October 2006.  Prior to joining Chemokine Dr. Huang was CEO of GeneHarbor Technologies (Hong Kong) Limited. Previously, Dr. Huang had worked in senior management roles and as a board member of several Canadian biotech organizations. She has also served as Vice President of Business Development at Monsanto Canada.  Dr. Huang received her PhD in Cell Biology from the University of East Anglia in Norwich, UK, and her MBA from the University of Toronto.

Don Evans - Director of Public Relations.  Mr. Evans has over 20 years experience in business and finance and prior to recently joining Chemokine he served as Vice President, Corporate Communications for Wex Pharmaceuticals Inc. At Wex Pharmaceuticals Mr. Evans developed an effective shareholder communications program where he broadened the shareholder base and substantially increased the number of retail shareholders. His department helped create extensive media coverage. Mr. Evans was involved in raising capital for the company and his responsibilities included listing the company on the TSX Exchange. While working for Pacific International Securities for three years Mr. Evans managed and maintained accounts for over 400 clients providing investment advice. Mr. Evans has also owned and operated a number of small businesses in Western Canada. Mr. Evans passed the Canadian Securities course with honors in 1991 and completed his Chartered Financial Planner in 1996.

Relationships Among Executive Officers and Directors

Our board of directors appoints our executive officers to serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation discussion and analysis

The compensation committee of our board of directors administers the compensation program for our executive officers. The role of the compensation committee, which is comprised of three outside non-employee directors, is to review and recommend or approve the base salaries, bonuses and other cash compensation of the executive officers. The compensation committee also administers our 2004 Stock Option Plan with respect to all executive officers and has the exclusive authority to make option grants to them under the 2004 Stock Option Plan.

Our executive compensation program utilizes a combination of our performance, individual performance and increases in stockholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve our financial position, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into our service and to create value for our stockholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

Cash Compensation

The compensation committee administers our executive compensation programs to ensure that the total cash compensation paid to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. Each executive officer’s base salary may be adjusted each year on the basis of (i) the compensation committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. Our performance and profitability may also be a factor in determining the base salaries of executive officers. The compensation of executive officers is expected to be reviewed annually by the compensation committee. The compensation committee does not rely on any external compensation surveys in setting the cash compensation of the executive officers and does not attempt to target their cash compensation at any specific percentile of the levels of compensation in effect for other executives in comparable positions in the industry. However, the members of the compensation committee do inform themselves of the general compensation ranges for executives of comparable companies.

Equity-Based Compensation

The compensation committee believes that stock option grants under the 2004 Stock Option Plan serve to align the interests of an executive officer with those of our stockholders and provide each individual with a significant incentive to manage our business from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of our common stock at a fixed price per share over a specified period of time up to five years, unless sooner terminated in accordance with the provisions of the 2004 Stock Option Plan. The exercise price for stock options granted under the 2004 Stock Option Plan is set at the closing price of our common stock on the Toronto Stock Exchange on the date of grant and cannot be less than the closing price on the date prior to the date of grant.  Each option generally becomes exercisable in a series of equal installments over a specified period, contingent upon the officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. The compensation committee sets the size of the option grant to each executive officer at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Discretionary Annual Bonuses

The compensation committee has the authority to award discretionary annual bonuses to our executive officers. These bonus awards are intended to compensate officers for achieving financial and operational goals, including financial factors such as raising capital. During 2006, $139,414 in such bonuses were approved by the compensation committee, of which Dr. Salari, our former Chief Executive Officer, received $91,198, Mr. Karp, our former chief financial officer, received $33,727, and Mr. Korz, our VP for Drug Development, received $13, 667.  These bonuses related to the private placement transaction for gross proceeds of approximately CDN$ 6.9 million which was completed in March 2006.

Compensation of the Chief Executive Officer

For the 2006 fiscal year, the compensation committee set the annual base salary for Dr. Salari, our former Chief Executive Officer, at CDN$315,000 per year.  In addition, on February 8, 2006, we granted Dr. Salari options to purchase 250,000 shares of our common stock with an exercise price of CDN$1.25 per common share, expiring February 8, 2011.  These options will vest as to 4% on grant and 4% per month over two years.  We made the option grants to Dr. Salari based upon his performance and leadership and placed a large portion of his total compensation at risk since the option grants deliver a return only if our common stock appreciates over the option term.

On March 21, 2007, the board of directors of Chemokine Therapeutics Corp. appointed C. Richard Piazza as our Chief Executive Officer.  Mr. Piazza succeeded Dr. Hassan Salari who held the Chief Executive Officer position since 1998.  Dr. Salari continues to serve as our President and Chief Scientific Officer.  Mr. Piazza’s salary for 2007 has not been set as of the date of this proxy statement.  Mr. Piazza’s compensation will be set at a level that the compensation committee believes is competitive with the compensation paid to the Chief Executive Officers of companies of comparable size and similar industries. The compensation committee intends to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by our business’s performance factors.

Executive compensation table

The following table presents compensation information for our fiscal year ended December 31, 2006 paid to or accrued for our former Chief Executive Officer, Chief Financial Officer and each of our two other most highly compensated executive officers whose aggregate salary and bonus was more than $100,000 as well as an individual for whom disclosure would have been required but for the fact that he was no longer an executive officer as of December 31, 2006. We refer to these executive officers as our “named executive officers” elsewhere in this proxy statement.

Summary Compensation Table *
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hassan Salari, President and Chief Scientific Officer(formerly Chief Executive Officer) (1),	2006	277,755(2)	99,198	-	27,500	-	-	23,000 (3)	427,453
Bashir Jaffer , Chief Financial Officer (4)	2006	16,533	441	-	-	-	-	-	16,974
Walter Korz, VP Drug Development	2006	119,038	13,667	-	-	-	-	-	132,705
David Karp, Former Chief Financial Officer (5)	2006	121,576	33,727	-	-	-	-	-	155,303

* All of the above-listed executive officers received their remuneration in Canadian dollars. These amounts have been translated into US dollars at US$1=CDN$1.13434473.

_______

(1)

On March 21, 2007, the board of directors appointed C. Richard Piazza as the Company’s Chief Executive Officer.  Mr. Piazza succeeded Dr. Hassan Salari who held the Chief Executive Officer position since 1998.

(2)

Inclusive of salary paid to Dr. Salari by Globe Laboratories Inc.

(3)

Inclusive of a car lease of CDN$26,090 paid by the Company in 2006.

(4)

Mr. Jaffer joined the Company in November 2006 as the Company’s Chief Financial Officer.

(5)

Mr. Karp resigned as the Company’s Chief Financial Officer in September of 2006.

We measure stock-based compensation cost at grant date, based on the estimated fair value of the award, and recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the employee requisite service period.  We estimate the fair value of stock options using a Black-Scholes valuation model. Additional information on the assumptions used for the year ended December 31, 2006 is outlined in Note 9 to our audited financial statements for the year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option, unvested shares of stock, and equity incentive plan awards held by each of our named executive officers as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTIONS AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Hassan Salari	750,000	-	-	0.86(2)	06/30/2007	-	-	-	-
Hassan Salari	110,000	140,000(1)	-	1.07(2)	02/08/2011	-	-	-	-
Bashir Jaffer	-	-	-	-	-	-	-	-	-
Walter Korz	200,000	-	-	0.86(2)	06/30/2009	-	-	-	-

_________

(1)

These options vest as to 4% on grant and 4% per month over two years.

(2)

Option exercise prices of CDN$1.00 to CDN$1.25 have been converted to US dollars at the year end exchange rate of US$1=CDN$1.1654.

Employment Contracts and Termination of Employment and Change-in-Control Arrangement

Except as described below, there are no compensatory plans or arrangements with respect to any named executive officer resulting from resignation, retirement or other termination of employment or from a change of control of our corporation.

Employment Agreement with Dr. Hassan Salari

Dr. Salari has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated April 1, 2004, and amended on September 30, 2004, March 10, 2005, and March 21 2007.  Pursuant to this agreement, we engaged Dr. Salari as President and Chief Executive Officer for an initial term of five years. In March 2007, Dr. Salari resigned as the Chief Executive Officer and his agreement was amended to reflect his new role as President and Chief Scientific Officer. Under the agreement, Dr. Salari’s current annual compensation is CDN$315,000 with such increases as we may approve.

If we terminate his engagement without cause or advance notice, we will pay Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.  Our failure to renew the agreement constitutes termination without cause.  If we terminate Dr. Salari’s engagement for any reason other than for cause and including his resignation and non-renewal of the agreement within one year following the effective date of a consolidation or merger or the sale of substantially all of our assets to a third party, then we will pay to Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.

The agreement also contains provisions that Dr. Salari not compete with us during the term of his engagement and for a period of one year after termination.  In addition, we shall own all proprietary rights to all discoveries, improvements and ideas, whether patentable or not, in the field of chemokines made by Dr. Salari during the term of, or within three months of, his engagement with us.

Employment Agreement with Bashir Jaffer

Mr. Jaffer has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated November 16, 2006.  Pursuant to this agreement, we engaged Mr. Jaffer as our Chief Financial Officer commencing on November 16, 2006.  Mr. Jaffer’s current salary for 2006 is CDN$150,000 with such increases as we may approve.  If we terminate his engagement for any reason other than for cause, for each year of service, we must pay Mr. Jaffer an amount equal to two weeks of his total compensation for each year of service with us, up to a maximum of eight weeks. We must prorate for partial years.  In addition, all stock options grants, if any, granted pursuant to any stock option agreement expire after 90 days following the cessation of employment with us. The agreement also contains provisions providing that Mr. Jaffer may not compete with us during the term of his engagement and for a period of twelve months after termination.

Employment Agreement with Walter Korz

Mr. Korz has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated April 1, 2004.  Mr. Korz’s current salary for 2006 is CDN$135,000 with such increases as we may approve.  If we terminate his engagement for any reason other than for cause, for each year of service, we must pay Mr. Korz an amount equal to two weeks of his total compensation for each year of service with us, up to a maximum of eight weeks. We must prorate for partial years.  In addition, all stock options grants, if any, granted pursuant to any stock option agreement expire after 90 days following the cessation of employment with us. The agreement also contains provisions providing that Mr. Korz may not compete with us during the term of his engagement and for a period of twelve months after termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Globe Laboratories, Inc.

Pursuant to a development agreement dated January 1, 2003 with Globe Laboratories Inc., or Globe Laboratories, was engaged to conduct research and development activities for us on a contracted operating cost basis plus a 2% margin.  Globe Laboratories is a corporation affiliated with Dr. Hassan Salari, our President and Chief Scientific Officer, and is operated independently of us.  During the years ended December 31, 2006 and 2005, we paid Globe Laboratories $3,508,931 and $3,180,452, respectively, under this arrangement.  Under our arrangement with Globe Laboratories, we typically transferred funds for working capital to fund the ongoing development of our product candidates. Until such time as these funds were used by Globe Laboratories they were treated by us as an amount due from an affiliate.  The largest amount outstanding during the year ended December 31, 2006 from Globe Laboratories was $507,704.  We believe the terms of our arrangement with Globe Laboratories were favorable to us as we could have obtained from unrelated third parties in an arms length transaction.  Our development agreement with Globe Laboratories was terminated on December 31, 2006.

Effective January 1, 2007, we entered into a definitive agreement pursuant to which Globe Laboratories agreed to sell certain assets, consisting mainly of laboratory equipment and leasehold improvements, to our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp., or CTBCC, for consideration of CDN$375,935 based on the fair market value of these assets as determined by an independent appraisal.  In connection with this acquisition, we terminated our development agreement with Globe Laboratories.  We did not incur any early termination obligations by terminating our agreement with Globe Laboratories.  In accordance with the terms of the agreement, the majority of the former employees of Globe Laboratories were hired by CTBCC. CTBCC and Globe Laboratories also entered into a definitive agreement which provided for the assignment of a partial sublease by Globe Laboratories in respect of approximately 5,400 square feet of laboratory space located at the University of British Columbia to CTBCC.  The purchase price of CDN$375,935 was partly paid on January 10, 2007 and the balance is payable to Globe Laboratories as follows:

•

CDN$125,312 by issuing a non-interest bearing promissory note due January 10, 2007,

•

CDN$250,623 by issuing an interest bearing promissory note due on an earlier date of  June 30, 2007 and 3 business days after the company completes a material financing.

As at December 31, 2006, there were additional amounts due from Globe Laboratories relating to research expenses and refundable investment tax credits for 2005 and 2006.

Transactions with Related Parties

During the year ended December 31, 2006, we paid rent of $10,543 (2005 - $ 17,112) to Salari Enterprises Ltd.  Dr. Salari, our President and Chief Scientific Officer (formerly our Chief Executive Officer), is a director and significant shareholder of Salari Enterprises Ltd. This tenancy was terminated on June 30, 2006.

During the year ended December 31, 2006, we paid consulting fees of $26,381 (2005 - $ nil) to a family member of Dr. Salari and also to two companies (Highrise Investor Media and Ad Medias Inc.) controlled by a family member of Dr. Salari for website administration and investor relations consulting. We ceased using these consulting services in January 2007.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Stockholders(1)	2,547,000	$0.92	1,951,416 (2)
Equity Compensation Plans Not Approved by Stockholders(3)	1,056,100	$1.27	Nil
Total	3,603,100		1,951,416

(1)

Consists of the 2004 Stock Option Plan.

(2)

Consists of shares available for future issuance under the 2004 Stock Option Plan.  As of December 31, 2006, an aggregate of 1,951,416 shares of our common stock were available for issuance under the 2004 Stock Option Plan.

(3)

Consists of warrants issued for services rendered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock held as of March 6, 2007 for:

•

each of our directors;

•

each of our named executive officers;

•

all of our directors and executive officers as a group; and

•

each person who we know beneficially owns 5% or more of our common stock.

Except as otherwise indicated by footnote, and subject to applicable community property laws, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares. Beneficial ownership is determined in accordance with the rules of the SEC.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options or a warrant held by the person or entity that are exercisable within 60 days of March 6, 2007, but excludes common stock underlying options or warrants held by any other person or entity. Percentage of beneficial ownership is based on 42,183,748 shares of common stock outstanding as of March 6, 2007.  The address for those individuals for which an address is not otherwise indicated is c/o Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

	Shares Beneficially Owned
	Number	Percentage

Executive Officers and Directors:
Hassan Salari (1)	7,157,101	16.61%
Bashir Jaffer (2)	40,000	*
Walter Korz (3)	200,000	*
Guy Ely (4)	26,400	*
C. Richard Piazza (5)	66,000	*
Mohammad Azab (6)	41,600	*
Michael Evans (7)	162,800	*
Matthias C. Kurth (8)	59,600	*
John Osth (9)	152,800	*
All Executive Officers and Directors as a Group (9 persons)	7,906,301	18.03%
5% Stockholders:
RAB Special Situations (Master) Fund Limited (10)	2,934,800	6.95%
Newton Investment Management Limited (11)	9,479,744	22.47%

___________

  *   Represents beneficial ownership of less than 1%.

(1)

Includes 6,247,101 shares of our common stock held by Pacific Medical Corp.  Dr. Salari has control of the voting power over the common stock held by Pacific Medical Corp.  Includes options to purchase 910,000 shares of our common stock held by Dr. Salari that are exercisable within 60 days of March 6, 2007.

(2)

Includes options to purchase 40,000 shares of our common stock held by Mr. Jaffer that are exercisable within 60 days of March 6, 2007.

(3)

Includes options to purchase 200,000 shares of our common stock held by Mr. Korz that are exercisable within 60 days of March 6, 2007.

(4)

Includes options to purchase 26,400 shares of our common stock held by Dr. Ely that are exercisable within 60 days of March 6, 2007.

(5)

Includes options to purchase 66,000 shares of our common stock held by Mr. Piazza that are exercisable within 60 days of March 6, 2007.

(6)

Includes options to purchase 41,600 shares of our common stock held by Mr. Azab that are exercisable within 60 days of March 6, 2007.

(7)

Includes options to purchase 162,800 shares of our common stock held by Mr. Evans that are exercisable within 60 days of March 6, 2007.

(8)

Includes options to purchase 59,600 shares of our common stock held by Dr. Kurth that are exercisable within 60 days of March 6, 2007.

(9)

Includes options to purchase 152,800 shares of our common stock held by Mr. Osth that are exercisable within 60 days of March 6, 2007.

(10)

Based on information contained in a Schedule 13G filed with the SEC on February 8, 2007. The address for this stockholder is RAB Special Situations (Master) Fund Limited, P.O. Box 908 GT, Walker House Mary Street, George Town, Cayman Islands.

(11)

The holdings of clients managed by Newton Investment Management Ltd based on information filed with TSX under national Instrument 62-103 dated October 31, 2006. The address of the the company is mellon Financial Centre, 160 queen Victoria Street, London EC4V 4LA.

AUDIT COMMITTEE REPORT

The following is the report of our audit committee of our board of directors with respect to our audited financial statements for the fiscal year ended December 31, 2006, which include balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2006, and the notes thereto.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management

The committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The committee has discussed with M.D. Sassi Company, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The committee has also received written disclosures and the letter from M.D. Sassi Company required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with M.D. Sassi Company its independence from us.

Conclusion

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Submitted by the Audit Committee of

the Board of Directors,

/s/ Michael Evans

/s/ John Osth

/s/ C. Richard Piazza *

*  In March 2007, Mr. Piazza stepped down from the audit committee and Matthias C. Kurth was elected by the board of directors to serve on the audit committee.

Principal Accountant Fees and Services

During the fiscal years ended December 31, 2006, and December 31, 2005, M.D. Sassi Company provided various audit, audit related and non-audit services to us as follows:

Fee Category	Fiscal 2006 Fees	Percentage pre-approved	Fiscal 2005 Fees	Percentage pre-approved
Audit Fees (1)	$120,6 78	100%	$75,000	100%
Audit-Related Fees (2)	Nil	N/A	Nil	N/A
Tax Fees (3)	Nil	N/A	Nil	N/A
All Other Fees (4)	Nil	N/A	Nil	N/A
Total Fees	$120,678		$75,000

____________

(1)

Aggregate fees billed for professional services rendered for the audit of our fiscal year annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.

(3)

Aggregate fees billed for tax compliance, tax advice and tax planning, including transfer pricing consultation.

(4)

Aggregate fees billed for products and services provided other than as described in the preceding three categories.

Audit Committee Pre-Approval Policy

The audit committee has direct responsibility to review and approve the engagement of the independent registered public accounting firm to perform audit services or any permissible non-audit services.  The audit committee has adopted a policy concerning approval of audit and non-audit services to be provided by our independent registered public accounting firm.  The policy requires that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee may not engage the independent registered public accounting firm to perform specific non-audit services proscribed by law or regulation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of its equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that, for the 2006 fiscal year, our executive officers and directors timely filed all reports required under Section 16(a) for such fiscal year.

STOCKHOLDER PROPOSALS

Deadline for Submission of Proxy Materials

Stockholder proposals that are intended to be presented at our 2008 annual meeting and included in our proxy materials relating to the 2008 annual meeting must be received by Bashir Jaffer, Corporate Secretary, Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, no later than December 8, 2007, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2008 annual meeting.

Deadline for Other Proposals

If a stockholder wishes to present a proposal at our 2008 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2008 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than February 21, 2008, which is 45 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  However, in the event that the 2008 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2007 Annual Meeting, stockholder proposals intended for presentation at the 2007 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2008 annual meeting is first made. If a stockholder gives notice of such proposal after February 21, 2008, then the proxy solicited by our board of directors for the 2008 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

OTHER MATTERS

Our board of directors knows of no other business that will be presented at the 2007 Annual Meeting.  If any other business is properly brought before the 2007 Annual Meeting, the proxy holders will vote the proxies pursuant to discretionary authority granted in the proxy.  If our board of directors makes no recommendation, the proxy holders will vote your shares in their own discretion.  You grant this discretionary authority with respect to such other matters by the execution of the enclosed proxy.

It is important that you return the proxies promptly and that your shares be represented.  We urge you to sign, date and promptly return the enclosed proxy card in the enclosed envelope in accordance with the instructions accompanying the proxy card.

We have concurrently mailed a copy of our Annual Report for the year ended December 31, 2006, with this proxy statement to all stockholders entitled to notice of and to vote at this Annual Meeting.  We have not incorporated this Annual Report into this proxy statement and we do not consider the Annual Report to be proxy solicitation material.

We intend to file our Annual Report on Form 10-KSB for the year ended December 31, 2006 with the Securities and Exchange Commission.  You may obtain, free of charge, a copy of the Form 10-KSB by writing Bashir Jaffer, our Corporate Secretary, at our principal executive offices at 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

By Order of the Board of Directors,

                /s/ C. Richard Piazza

C. Richard Piazza

Chief Executive Officer and Chairman of the Board

Dated:  April __, 2007

Vancouver, BC

CHEMOKINE THERAPEUTICS CORP.
PROXY

Annual Meeting of Stockholders, May 11, 2007

This Proxy is Solicited on Behalf of the Board of Directors of
CHEMOKINE THERAPEUTICS CORP.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 11, 2007, and the Proxy Statement and appoints C. Richard Piazza and Bashir Jaffer, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Chemokine Therapeutics Corp. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, WA  98104, on Friday, May 11, 2007, at 2:00 PM Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Please detach and return in the envelope provided

------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect six directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above.   If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “For” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)			NOMINEES ○ Mohammad Azab ○ Michael Evans ○ Matthias C. Kurth ○ John Osth ○ C. Richard Piazza ○ Hassan Salari
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
2. To amend the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 200,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Please print the name(s) appearing on each share certificate(s) over which you have voting authority: Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder

        Date:

     Signature of Stockholder

     Date:

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

 Appendix A

Material Terms of Proposed Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHEMOKINE THERAPEUTICS CORP.,

a Delaware corporation

It is hereby certified that:

1.

The name of the corporation (hereinafter called the “Corporation”) is Chemokine Therapeutics Corp.

2.

The Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) is hereby amended as follows:

Article IV, Section (A) of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

“(A)

CLASSES OF STOCK.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “COMMON STOCK” and “PREFERRED STOCK.”  The total number of shares which the Corporation is authorized to issue is Two Hundred and Six Million (206,000,000) shares, each with a par value of $0.001 per share.  Two Hundred Million (200,000,000) shares shall be Common Stock and Six Million (6,000,000) shares shall be Preferred Stock.”

3.

The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this ____ day of ____________, 2007.

C. Richard Piazza

Chief Executive Officer and Chairman of the Board